UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) : August 10, 2009

Centracan Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52910	65-0736042
(Commission File Number)	(IRS Employer Identification No.)

c/o Olshan Grundman Frome et al.
65 East 55th Street, New York, NY 10022

(Address of Principal Executive Offices, including zip code)

(212) 451-2254

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)           On August 28, 2009, the Registrant received a letter from the Securities and Exchange Commission stating that on August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of the Registrant’s former independent auditor, Moore and Associates Chartered (“Moore”), because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

Because Moore is no longer registered with the PCAOB, the Registrant is not permitted to include any of Moore’s prior audit reports or consents in any future filings with the Commission.  Accordingly, the Registrant must re-audit any applicable audit reports or consents produced by Moore.

The Registrant requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, but the Registrant was unable to obtain the letter by the time of filing this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centracan Incorporated

(Registrant)

By: /s/
Name:   Jerome Goubeaux
Title:  Chief Executive Officer

Date:  November 16, 2009